The following supersedes any contrary information contained in the Dunham Small Cap Value Fund’s current Prospectus:

At a Board meeting held for the purpose on March 6, 2006, the Board of Trustees voted to approve an interim sub-advisory agreement for the Dunham Small Cap Value Fund (the “Fund”) between the Adviser and Denver Investment Advisors LLC, to take effect as of April 1, 2006.  For no more than 150 days thereafter, and until such time as shareholders approve a long term sub-advisory agreement for the Fund, Denver will serve as interim sub-adviser for the Fund under the same terms as the prior sub-advisory agreement with the Fund’s former sub-adviser, Babson Capital Management LLC. Babson had resigned effective March 31, 2006, after a change in control and an internal reorganization no longer permitted Babson to continue to perform its duties as sub-advisor to the Fund.

Denver Investment Advisors LLC  – Sub-Adviser to Dunham Small Cap Value Fund

Denver Investment Advisors LLC (“DIA”) located at Seventeenth Street Plaza, 1225 17th Street, 26th Floor, Denver CO 80202, is a Colorado limited liability company and the Interim Sub-Adviser to the Dunham Small Cap Value Fund.  DIA had approximately $7.9 billion in assets under management as of March 31, 2006.  DIA uses a fundamental bottom-up stock selection approach with an investment horizon of 3-5 years.  The key premise under which the Value Team operates is that a company’s market value is ultimately determined by its creation or destruction of economic wealth.  DIA believes its small-cap value investment approach has the potential to achieve superior long-term, risk-adjusted returns because: 1) DIA focuses on small-cap dividend-paying securities, which outperform small-cap non-dividend-paying equities over the long-term, 2) a value and dividend-paying emphasis reduces portfolio risk, and 3) the inefficiencies within the small-cap arena create frequent valuation discrepancies which can be exploited.  DIA believes it can significantly raise the probabilities of success by focusing on companies that generate free cash flow and by purchasing stocks where the value of the free cash flow has not been reflected in the current stock price.  To avoid the “value trap,” DIA limits stock purchases to companies with improving returns that also have a catalyst and management that is driven to create value.

Portfolio Managers to Dunham Small Cap Value Fund:

Security selection for the Dunham Small Cap Value Fund is made by a team that consists of portfolio managers and analysts.  The members of the DIA team who are jointly and primarily responsible for the day-to-day management of the Dunham Small Cap Value Fund are Kris B. Herrick, CFA and Troy Dayton, CFA.

Kris B. Herrick, CFA  — Partner, Director of Value Research of DIA, November

2000 to Present;

BS & BA – University of Northern Colorado; Member of Denver Society of Security Analysts (“DSSA”)

Dean A. Graves, CFA — Partner, Portfolio Manager of DIA and Predecessor Organizations, 1994 to Present;

BSB – U. of Kansas; MBA - University of Missouri-Kansas City; Member, DSSA

Troy Dayton, CFA — Partner, Portfolio Manager/Senior Research Analyst of DIA, May

2002 to Present;

Jurika & Voyles, Equity Research Analyst, July 2001 to April 2002; Dresdner RCM Global Investors, Equity Research Associate, November 1998 to June 2001; BS - Colorado State U.; Member, DSSA

Mark M. Adelmann, C.P.A., CFA — Partner, Senior Research Analyst of DIA, 1995 to Present;

BS - Oral Roberts University; Member, DSSA; Member, American Institute of CPAs (AICPA)

Derek R. Anguilm, CFA — Partner, Senior Research Analyst of DIA, May 2000 to Present;

EVEREN Securities, Intern, 1999; BS - Metropolitan State College of Denver; Member, DSSA

Maia Babbs — Research Analyst of DIA, 2004 to Present;

Green Manning & Bunch LTD, Senior Associate, [January 2003 to August 2004;

Deutsche Bank Securities, Associate – Debt Capital Markets Group November1999 to April 2002;

BA - University of Virginia; MALD - The Fletcher School at Tufts University, CFA Level III Candidate

The following supersedes any contrary information contained in the Dunham Small Cap Value Fund’s current Statement of Additional Information:

The following table lists the number and types of accounts managed by the Value Investment Team in addition to the Dunham Funds and assets under management in those accounts as of March 31, 2006:

Portfolio Manager: Denver Investment Advisors LLC Value Investment Team	Portfolio(s) Managed Dunham Small Cap Value Fund	Registered Investment Company Accounts 5	Assets Managed ($ millions) $349.9	Pooled Investment Vehicle Accounts 0	Assets Managed ($ millions) 0	Other Accounts 10	Assets Managed ($ millions) 68.7	Total Assets Managed ($ millions) 418.6

Conflicts of Interest - When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or investment opportunities.  For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Denver Investment Advisors LLC -  Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest.  For instance, portfolio managers are responsible for all accounts within certain investment disciplines when allocating resources.  Additionally, portfolio managers allocate investment opportunities among portfolios in a fair and equitable manner.

Compensation: Denver Investment Advisors LLC (“Denver”) - All senior members of the Value Team receive a base salary and a predetermined percentage of distributed profit based on the overall profitability of the firm.  Additionally, the management committee of Denver may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period.  The criteria for the incentive compensation pool include the following factors: performance, growth and/or retention of assets, profitability and intangibles.  There is a composite of similarly managed accounts for each investment style at Denver.  The performance criteria emphasizes pre-tax long-term (75% is based on 3 year results and 25% on 1 year results when available) results of the composites combined with the specific partner’s “buy list” for that investment style where applicable, rather than any specific account result.

Ownership of Securities - The dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2006 is as follows:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
All Value Team Members Denver Investment Advisors LLC	Dunham Small Cap Value Fund	None

Proxy Policy SEVENTEENTH STREET PLAZA 1225 17th STREET 26th FLOOR DENVER, CO 80202 (303) 312-5000

Denver Investment Advisors LLC, unless otherwise directed by our clients, will research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf. To execute this responsibility to the highest standard, Denver Investment Advisors LLC relies heavily on its subscription to the ISS Proxy Voting system (“VoteX”).  ISS (or Institutional Shareholder Services) provides proxy research and recommendations, as well as automated voting and record keeping, and is the world’s leader in these services.

We have fully reviewed and approved the ISS Proxy Voting Guidelines and follow their recommendations on most issues brought to a shareholder vote. Subcategories within the guidelines include:

  1) Operational Items

  2) Board of Directors

  3) Proxy Contests

  4) Anti-takeover Defenses and Voting Related Issues

  5) Mergers and Corporate Restructurings

  6) State of Incorporation

  7) Capital Structure

  8) Executive and Director Compensation

  9) Social and Environmental Issues

10) Mutual Fund Proxies

11) Global Proxy Voting Matters

In the rare instance where our research or security analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote. The final authorization to override an ISS recommendation must be approved by an Executive Manager of Denver Investment Advisors LLC or a member of its Management Committee other than the analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges. Specifically, if voting will block the liquidity of these stocks, Denver Investment Advisors LLC will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investment Advisors LLC is an affiliated party, Denver Investment Advisors will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in “VoteX” for record keeping. For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting. Those votes are then manually recorded in the ISS Proxy VoteX system. For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

Denver Investment Advisors LLC maintains proxy data showing the voting pattern on specific issues – either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

If you have any specific questions or concerns that have not been addressed here, please do not hesitate to contact your portfolio manager.  Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

Adopted:             April 200

Last Amended:   September 2003